Exhibit 24.1
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director of Delphi Financial Group, Inc., a Delaware corporation (the “Company”), hereby constitutes and appoints Robert Rosenkranz and Donald A. Sherman or either of them his true and lawful attorney(s)-in-fact and agent(s), with full power of substitution and resubstitution, for him and in his place and stead in any and all capacities, to execute one or more Annual Reports for the Company’s fiscal year ended December 31, 2008, on Form 10-K pursuant to the Securities Exchange Act of 1934, as amended, or such other form as such attorney(s)-in-fact may deem necessary or desirable, any amendments thereto, and all additional amendments thereto in such form as either of them may approve, and to file the same with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorney(s)-in-fact and agent(s) full power and authority to do and perform each and every act and thing requisite and necessary to be done to the end that such Annual Report or Annual Reports shall comply with the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations of the Securities and Exchange Commission adopted or issued pursuant thereto, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney(s)-in-fact and agent(s) or his substitute or resubstitute, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 2nd day of March, 2009.

/s/ KEVIN R. BRINE
Kevin R. Brine
Director

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director of Delphi Financial Group, Inc., a Delaware corporation (the “Company”), hereby constitutes and appoints Robert Rosenkranz and Donald A. Sherman or either of them his true and lawful attorney(s)-in-fact and agent(s), with full power of substitution and resubstitution, for him and in his place and stead in any and all capacities, to execute one or more Annual Reports for the Company’s fiscal year ended December 31, 2008, on Form 10-K pursuant to the Securities Exchange Act of 1934, as amended, or such other form as such attorney(s)-in-fact may deem necessary or desirable, any amendments thereto, and all additional amendments thereto in such form as either of them may approve, and to file the same with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorney(s)-in-fact and agent(s) full power and authority to do and perform each and every act and thing requisite and necessary to be done to the end that such Annual Report or Annual Reports shall comply with the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations of the Securities and Exchange Commission adopted or issued pursuant thereto, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney(s)-in-fact and agent(s) or his substitute or resubstitute, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 2nd day of March, 2009.

/s/ EDWARD A. FOX
Edward A. Fox
Director

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director of Delphi Financial Group, Inc., a Delaware corporation (the “Company”), hereby constitutes and appoints Robert Rosenkranz and Donald A. Sherman or either of them his true and lawful attorney(s)-in-fact and agent(s), with full power of substitution and resubstitution, for him and in his place and stead in any and all capacities, to execute one or more Annual Reports for the Company’s fiscal year ended December 31, 2008, on Form 10-K pursuant to the Securities Exchange Act of 1934, as amended, or such other form as such attorney(s)-in-fact may deem necessary or desirable, any amendments thereto, and all additional amendments thereto in such form as either of them may approve, and to file the same with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorney(s)-in-fact and agent(s) full power and authority to do and perform each and every act and thing requisite and necessary to be done to the end that such Annual Report or Annual Reports shall comply with the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations of the Securities and Exchange Commission adopted or issued pursuant thereto, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney(s)-in-fact and agent(s) or his substitute or resubstitute, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 2nd day of March, 2009.

/s/ STEVEN A. HIRSH
Steven A. Hirsh
Director

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director of Delphi Financial Group, Inc., a Delaware corporation (the “Company”), hereby constitutes and appoints Robert Rosenkranz and Donald A. Sherman or either of them his true and lawful attorney(s)-in-fact and agent(s), with full power of substitution and resubstitution, for him and in his place and stead in any and all capacities, to execute one or more Annual Reports for the Company’s fiscal year ended December 31, 2008, on Form 10-K pursuant to the Securities Exchange Act of 1934, as amended, or such other form as such attorney(s)-in-fact may deem necessary or desirable, any amendments thereto, and all additional amendments thereto in such form as either of them may approve, and to file the same with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorney(s)-in-fact and agent(s) full power and authority to do and perform each and every act and thing requisite and necessary to be done to the end that such Annual Report or Annual Reports shall comply with the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations of the Securities and Exchange Commission adopted or issued pursuant thereto, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney(s)-in-fact and agent(s) or his substitute or resubstitute, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 2nd day of March, 2009.

/s/ JAMES M. LITVACK
James M. Litvack
Director

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director of Delphi Financial Group, Inc., a Delaware corporation (the “Company”), hereby constitutes and appoints Robert Rosenkranz and Donald A. Sherman or either of them his true and lawful attorney(s)-in-fact and agent(s), with full power of substitution and resubstitution, for him and in his place and stead in any and all capacities, to execute one or more Annual Reports for the Company’s fiscal year ended December 31, 2008, on Form 10-K pursuant to the Securities Exchange Act of 1934, as amended, or such other form as such attorney(s)-in-fact may deem necessary or desirable, any amendments thereto, and all additional amendments thereto in such form as either of them may approve, and to file the same with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorney(s)-in-fact and agent(s) full power and authority to do and perform each and every act and thing requisite and necessary to be done to the end that such Annual Report or Annual Reports shall comply with the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations of the Securities and Exchange Commission adopted or issued pursuant thereto, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney(s)-in-fact and agent(s) or his substitute or resubstitute, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 2nd day of March, 2009.

/s/ROBERT F. WRIGHT
Robert F. Wright
Director

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director of Delphi Financial Group, Inc., a Delaware corporation (the “Company”), hereby constitutes and appoints Robert Rosenkranz and Donald A. Sherman or either of them his true and lawful attorney(s)-in-fact and agent(s), with full power of substitution and resubstitution, for him and in his place and stead in any and all capacities, to execute one or more Annual Reports for the Company’s fiscal year ended December 31, 2008, on Form 10-K pursuant to the Securities Exchange Act of 1934, as amended, or such other form as such attorney(s)-in-fact may deem necessary or desirable, any amendments thereto, and all additional amendments thereto in such form as either of them may approve, and to file the same with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorney(s)-in-fact and agent(s) full power and authority to do and perform each and every act and thing requisite and necessary to be done to the end that such Annual Report or Annual Reports shall comply with the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations of the Securities and Exchange Commission adopted or issued pursuant thereto, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney(s)-in-fact and agent(s) or his substitute or resubstitute, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 2nd day of March, 2009.

/s/PHILIP R. O’CONNOR
Philip R. O’Connor
Director

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director of Delphi Financial Group, Inc., a Delaware corporation (the “Company”), hereby constitutes and appoints Robert Rosenkranz and Donald A. Sherman or either of them his true and lawful attorney(s)-in-fact and agent(s), with full power of substitution and resubstitution, for him and in his place and stead in any and all capacities, to execute one or more Annual Reports for the Company’s fiscal year ended December 31, 2008, on Form 10-K pursuant to the Securities Exchange Act of 1934, as amended, or such other form as such attorney(s)-in-fact may deem necessary or desirable, any amendments thereto, and all additional amendments thereto in such form as either of them may approve, and to file the same with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorney(s)-in-fact and agent(s) full power and authority to do and perform each and every act and thing requisite and necessary to be done to the end that such Annual Report or Annual Reports shall comply with the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations of the Securities and Exchange Commission adopted or issued pursuant thereto, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney(s)-in-fact and agent(s) or his substitute or resubstitute, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 2nd day of March, 2009.

/s/ HAROLD F. ILG
Harold F. Ilg
Director

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being the principal financial officer and principal accounting officer of Delphi Financial Group, Inc., a Delaware corporation (the “Company”), hereby constitutes and appoints Robert Rosenkranz and Donald A. Sherman or either of them his true and lawful attorney(s)-in-fact and agent(s), with full power of substitution and resubstitution, for him and in his place and stead in any and all capacities, to execute one or more Annual Reports for the Company’s fiscal year ended December 31, 2008, on Form 10-K pursuant to the Securities Exchange Act of 1934, as amended, or such other form as such attorney(s)-in-fact may deem necessary or desirable, any amendments thereto, and all additional amendments thereto in such form as either of them may approve, and to file the same with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorney(s)-in-fact and agent(s) full power and authority to do and perform each and every act and thing requisite and necessary to be done to the end that such Annual Report or Annual Reports shall comply with the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations of the Securities and Exchange Commission adopted or issued pursuant thereto, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney(s)-in-fact and agent(s) or his substitute or resubstitute, may lawfully do or cause to be done by virtue hereof. The foregoing appointment shall not, notwithstanding anything to the contrary contained therein, apply with respect to any certifications or other matters contained in the aforementioned Annual Reports which the undersigned is required by law, rule or regulation to execute personally.
     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 2nd day of March, 2009.

/s/ THOMAS W. BURGHART
Thomas W. Burghart
Principal Financial Officer and Principal Accounting Officer

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director of Delphi Financial Group, Inc., a Delaware corporation (the “Company”), hereby constitutes and appoints Robert Rosenkranz and Donald A. Sherman or either of them his true and lawful attorney(s)-in-fact and agent(s), with full power of substitution and resubstitution, for him and in his place and stead in any and all capacities, to execute one or more Annual Reports for the Company’s fiscal year ended December 31, 2008, on Form 10-K pursuant to the Securities Exchange Act of 1934, as amended, or such other form as such attorney(s)-in-fact may deem necessary or desirable, any amendments thereto, and all additional amendments thereto in such form as either of them may approve, and to file the same with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorney(s)-in-fact and agent(s) full power and authority to do and perform each and every act and thing requisite and necessary to be done to the end that such Annual Report or Annual Reports shall comply with the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations of the Securities and Exchange Commission adopted or issued pursuant thereto, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney(s)-in-fact and agent(s) or his substitute or resubstitute, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 2nd day of March, 2009.

/s/ LAWRENCE E. DAURELLE
Lawrence E. Daurelle
Director

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director of Delphi Financial Group, Inc., a Delaware corporation (the “Company”), hereby constitutes and appoints Robert Rosenkranz and Donald A. Sherman or either of them his true and lawful attorney(s)-in-fact and agent(s), with full power of substitution and resubstitution, for him and in his place and stead in any and all capacities, to execute one or more Annual Reports for the Company’s fiscal year ended December 31, 2008, on Form 10-K pursuant to the Securities Exchange Act of 1934, as amended, or such other form as such attorney(s)-in-fact may deem necessary or desirable, any amendments thereto, and all additional amendments thereto in such form as either of them may approve, and to file the same with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorney(s)-in-fact and agent(s) full power and authority to do and perform each and every act and thing requisite and necessary to be done to the end that such Annual Report or Annual Reports shall comply with the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations of the Securities and Exchange Commission adopted or issued pursuant thereto, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney(s)-in-fact and agent(s) or his substitute or resubstitute, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 2nd day of March, 2009.

/s/ JAMES N. MEEHAN
James N. Meehan
Director

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director of Delphi Financial Group, Inc., a Delaware corporation (the “Company”), hereby constitutes and appoints Robert Rosenkranz and Donald A. Sherman or either of them his true and lawful attorney(s)-in-fact and agent(s), with full power of substitution and resubstitution, for him and in his place and stead in any and all capacities, to execute one or more Annual Reports for the Company’s fiscal year ended December 31, 2008, on Form 10-K pursuant to the Securities Exchange Act of 1934, as amended, or such other form as such attorney(s)-in-fact may deem necessary or desirable, any amendments thereto, and all additional amendments thereto in such form as either of them may approve, and to file the same with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorney(s)-in-fact and agent(s) full power and authority to do and perform each and every act and thing requisite and necessary to be done to the end that such Annual Report or Annual Reports shall comply with the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations of the Securities and Exchange Commission adopted or issued pursuant thereto, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney(s)-in-fact and agent(s) or his substitute or resubstitute, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 2nd day of March, 2009.

/s/ ROBERT M. SMITH, JR.

Robert M. Smith, Jr.
Director